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Item 1(f)


                                                                   EXHIBIT 4.1



NUMBER                                                                  SHARES

                          QUESTRON TECHNOLOGY, INC.
            SHARES SERIES B 2% CUMULATIVE CONVERTIBLE PREFERRED STOCK
                       PAR VALUE ONE ($.01) CENTS EACH

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                             CUSIP 748372 30 7

                               PREFERRED STOCK

THIS CERTIFIES THAT:



IS THE OWNER OF


      FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES B 2% CUMULATIVE
                        CONVERTIBLE PREFERRED STOCK OF

                          QUESTRON TECHNOLOGY, INC.

transferable only on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof authorized to be issued and qualifications, limitations or restrictions of such preferences and/or rights.

   This certificate is not valid unless countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                          Questron Technology, Inc.
                                Corporate Seal
                                     SEAL
                                     1983
                                   DELAWARE

                                                     /s/ DOMINIC A. POLIMENI
                                                         -------------------
                                                         Dominic A. Polimeni
                                                         President

/s/ MILTON M. ADLER
    ------------------
    Milton M. Adler
    Secretary

                                       COUNTERSIGNED AND REGISTERED
                                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                       NEW YORK, NEW YORK       TRANSFER AGENT
                                                                AND REGISTRAR



                                  BY

                                                        AUTHORIZED SIGNATURE



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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TENCOM - as tenants in common            UNIF GIFT MIN ACT --     Custodian
TENENT - as tenants by the entireties                         -----------------
JTTEN  - as joint tenants with right                          (Cust)    (Minor)
         of survivorship and not as                         under Uniform Gifts
         tenants in common                                  to Minors Act -----
                                                                         (State)


   Additional abbreviations may also be used though not in the above list.

     For Value Received,            hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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----------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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                  THIS SPACE MUST NOT BE COVERED IN ANY WAY